Exhibit 99.2

Kennedy-Wilson Holdings, Inc.
Second Quarter 2012
Supplemental Financial Information

Kennedy-Wilson Holdings, Inc.
Supplemental Financial Information
For the Quarter Ended June 30, 2012

Note about Non-GAAP financial information included in this presentation
In addition to the results reported in accordance with U.S. generally accepted accounting principles (GAAP) included within this presentation, Kennedy-Wilson Holdings, Inc. (Kennedy Wilson) has provided certain information, which includes non-GAAP financial measures (pro forma consolidated statements of income or operations, EBITDA and Adjusted EBITDA). Such information is reconciled to its closest GAAP measure in accordance with the rules of the Securities and Exchange Commission and is included within this presentation. Management believes that these non-GAAP financial measures are useful to both management and Kennedy Wilson's shareholders in their analysis of the business and operating performance of Kennedy Wilson. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Kennedy-Wilson Holdings, Inc.
Pro Forma Consolidated Statements of Operations (Non-GAAP)

	Three months ended June 30,
	2012			2011
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$10,232,000	$—	$10,232,000	$4,946,000	$—	$4,946,000
Commissions	2,401,000	—	2,401,000	2,609,000	—	2,609,000
Sale of real estate	—	43,600,000	43,600,000	—	25,009,000	25,009,000
Rental and other income	1,477,000	16,123,000	17,600,000	955,000	14,940,000	15,895,000
Interest income	—	5,883,000	5,883,000	—	3,140,000	3,140,000
Total revenue	14,110,000	65,606,000	79,716,000	8,510,000	43,089,000	51,599,000
Operating expenses
Commission and marketing expenses	1,340,000	—	1,340,000	736,000	—	736,000
Compensation and related expenses	10,294,000	100,000	10,394,000	8,257,000	—	8,257,000
Cost of real estate sold	—	38,200,000	38,200,000	—	22,420,000	22,420,000
General and administrative	4,888,000	200,000	5,088,000	3,040,000	—	3,040,000
Depreciation and amortization	977,000	4,000,000	4,977,000	463,000	3,984,000	4,447,000
Rental operating expenses	921,000	5,700,000	6,621,000	642,000	6,649,000	7,291,000
Total operating expenses	18,420,000	48,200,000	66,620,000	13,138,000	33,053,000	46,191,000
Equity in joint venture income	5,108,000	(5,108,000)	—	2,551,000	(2,551,000)	—
Interest income from loan pool participations and notes receivable	2,876,000	(2,876,000)	—	2,241,000	(2,241,000)	—
Operating income	3,674,000	9,422,000	13,096,000	164,000	5,244,000	5,408,000
Non-operating income (expense)
Interest income	1,207,000	(1,207,000)	—	401,000	(401,000)	—
Carried interest on realized investment	—	500,000	500,000	—	—	—
Remeasurement gain	—	—	—	6,348,000	—	6,348,000
Foreign currency exchange gain	38,000	—	38,000	—	—	—
Interest expense	(7,054,000)	(7,715,000)	(14,769,000)	(6,228,000)	(4,843,000)	(11,071,000)
Other non-operating expenses	—	(1,000,000)	(1,000,000)	—	—	—
(Loss) income before benefit from (provision for) income taxes	(2,135,000)	—	(2,135,000)	685,000	—	685,000
Benefit from (provision for) income taxes	1,138,000	—	1,138,000	(172,000)	—	(172,000)
(Loss) income from continuing operations	$(997,000)	$—	$(997,000)	$513,000	$—	$513,000

Kennedy-Wilson Holdings, Inc.
Pro Forma Consolidated Statements of Income (Non-GAAP)

	Six months ended June 30,
	2012			2011
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$18,973,000	$—	$18,973,000	$9,957,000	$—	$9,957,000
Commissions	4,020,000	—	4,020,000	5,170,000	—	5,170,000
Sale of real estate	—	58,800,000	58,800,000	417,000	31,135,000	31,552,000
Rental and other income	2,947,000	33,924,000	36,871,000	1,693,000	33,422,000	35,115,000
Interest income	—	8,138,000	8,138,000	—	6,379,000	6,379,000
Total revenue	25,940,000	100,862,000	126,802,000	17,237,000	70,936,000	88,173,000
Operating expenses
Commission and marketing expenses	2,305,000	—	2,305,000	1,373,000	—	1,373,000
Compensation and related expenses	19,294,000	500,000	19,794,000	16,089,000	—	16,089,000
Cost of real estate sold	—	50,100,000	50,100,000	397,000	27,152,000	27,549,000
General and administrative	8,557,000	300,000	8,857,000	5,853,000	—	5,853,000
Depreciation and amortization	1,914,000	7,900,000	9,814,000	897,000	7,709,000	8,606,000
Rental operating expenses	1,791,000	11,800,000	13,591,000	1,053,000	12,505,000	13,558,000
Total operating expenses	33,861,000	70,600,000	104,461,000	25,662,000	47,366,000	73,028,000
Equity in joint venture income	10,624,000	(10,624,000)	—	7,807,000	(7,807,000)	—
Interest income from loan pool participations and notes receivable	3,414,000	(3,414,000)	—	4,787,000	(4,787,000)	—
Operating income	6,117,000	16,224,000	22,341,000	4,169,000	10,976,000	15,145,000
Non-operating income (expense)
Interest income	2,324,000	(2,324,000)	—	667,000	(667,000)	—
Carried interest on realized investment	—	2,400,000	2,400,000	—	—	—
Remeasurement gain	—	—	—	6,348,000	—	6,348,000
Gain on sale of marketable securities	2,931,000	—	2,931,000	—	—	—
Foreign currency exchange loss	(74,000)	—	(74,000)	—	—	—
Interest expense	(13,224,000)	(15,000,000)	(28,224,000)	(7,757,000)	(10,309,000)	(18,066,000)
Other non-operating expenses	—	(1,300,000)	(1,300,000)	—	—	—
(Loss) income before benefit from (provision for) income taxes	(1,926,000)	—	(1,926,000)	3,427,000	—	3,427,000
Benefit from (provision for) income taxes	2,621,000	—	2,621,000	(835,000)	—	(835,000)
Income from continuing operations	$695,000	$—	$695,000	$2,592,000	$—	$2,592,000

Kennedy-Wilson Holdings, Inc.
Adjusted EBITDA

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Net (loss) income	$(997,000)	$513,000	$485,000	$2,592,000
Non-GAAP adjustments:
Add back:
Interest expense	7,054,000	6,228,000	13,224,000	7,757,000
Kennedy Wilson's share of interest expense included in investment in joint ventures and loan pool participations	7,715,000	4,843,000	15,000,000	10,309,000
Depreciation and amortization	977,000	463,000	1,914,000	897,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	4,000,000	3,984,000	7,900,000	7,709,000
(Benefit from) provision for income taxes	(1,138,000)	172,000	(2,621,000)	835,000
EBITDA	17,611,000	16,203,000	35,902,000	30,099,000
Stock based compensation	1,207,000	1,298,000	2,078,000	2,465,000
Adjusted EBITDA	$18,818,000	$17,501,000	$37,980,000	$32,564,000

Kennedy-Wilson Holdings, Inc.
EBITDA by Segment

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Investments
Rental and other income and sale of real estate	$1,477,000	$955,000	$2,947,000	$2,110,000
Operating expenses	(6,305,000)	(4,661,000)	(11,821,000)	(9,324,000)
Equity in income of joint ventures	5,108,000	2,551,000	10,624,000	7,807,000
Income from loan pool participations and notes receivable	2,876,000	2,241,000	3,414,000	4,787,000
Operating income	3,156,000	1,086,000	5,164,000	5,380,000
Remeasurement gain	—	6,348,000	—	6,348,000
Gain on sale of marketable securities	—	—	2,931,000	—
Realized foreign currency exchange gain (loss)	38,000	—	(74,000)	—
Interest income - related party	1,182,000	—	2,269,000	—
Interest expense	(159,000)	(74,000)	(317,000)	(151,000)
Income from continuing operations	4,217,000	7,360,000	9,973,000	11,577,000
Income from discontinued operations, net of income taxes	—	—	2,000	—
Loss from sale of real estate, net of income taxes	—	—	(212,000)	—
Net income	4,217,000	7,360,000	9,763,000	11,577,000
Add back:
Interest expense	159,000	74,000	317,000	151,000
Kennedy Wilson's share of interest expense included in investment in joint ventures and loan pool participation	7,715,000	4,843,000	15,000,000	10,309,000
Depreciation and amortization	860,000	380,000	1,682,000	739,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	4,000,000	3,984,000	7,900,000	7,709,000
EBITDA	$16,951,000	$16,641,000	$34,662,000	$30,485,000

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Services
Management and leasing fees and commissions	$12,633,000	$7,555,000	$22,993,000	$15,127,000
Operating expenses	(9,096,000)	(6,077,000)	(16,733,000)	(11,857,000)
Operating income	3,537,000	1,478,000	6,260,000	3,270,000
Net income	3,537,000	1,478,000	6,260,000	3,270,000
Add back:
Depreciation and amortization	34,000	30,000	67,000	65,000
EBITDA	$3,571,000	$1,508,000	$6,327,000	$3,335,000

Kennedy-Wilson Holdings, Inc.
Consolidated Balance Sheets

	June 30, 2012	December 31, 2011

Assets
Cash and cash equivalents	$86,494,000	$115,926,000
Accounts receivable	3,465,000	3,114,000
Accounts receivable — related parties	16,126,000	15,612,000
Notes receivable	11,420,000	7,938,000
Notes receivable — related parties	40,101,000	33,269,000
Real estate, net	112,770,000	115,880,000
Investments in joint ventures	360,781,000	343,367,000
Investment in loan pool participations	121,328,000	89,951,000
Marketable securities	10,326,000	23,005,000
Other assets	20,042,000	20,749,000
Goodwill	23,965,000	23,965,000
Total assets	$806,818,000	$792,776,000

Liabilities
Accounts payable	$672,000	$1,798,000
Accrued expenses and other liabilities	22,134,000	24,262,000
Accrued salaries and benefits	4,717,000	14,578,000
Deferred tax liability	20,592,000	18,437,000
Senior notes payable	249,411,000	249,385,000
Mortgage loans payable	30,748,000	30,748,000
Borrowings under line of credit	34,189,000	—
Junior subordinated debentures	40,000,000	40,000,000
Total liabilities	402,463,000	379,208,000
Equity
Common stock	6,000	5,000
Additional paid-in capital	405,380,000	407,335,000
(Accumulated deficit) retained earnings	(2,152,000)	9,708,000
Accumulated other comprehensive income	9,501,000	5,035,000
Shares held in treasury at cost	(9,856,000)	(11,848,000)
Total Kennedy-Wilson Holdings, Inc. shareholders' equity	402,879,000	410,235,000
Noncontrolling interests	1,476,000	3,333,000
Total equity	404,355,000	413,568,000
Total liabilities and equity	$806,818,000	$792,776,000

Kennedy-Wilson Holdings, Inc.
Capitalization Summary

	June 30, 2012	December 31, 2011
Market Data
Common stock price per share	$14.01	$10.58
Common stock and convertible preferred stock:
Basic shares outstanding (1)	55,117,598	51,825,998
Series A mandatory convertible preferred (2)	8,058,018	8,058,018
Series B mandatory convertible preferred (3)	3,042,056	3,042,056
Total common stock and convertible preferred stock	66,217,672	62,926,072

Equity Market Capitalization	$927,709,585	$665,757,842

Debt
Senior notes payable (4)	250,000,000	250,000,000
Borrowings under line of credit (5)	34,189,000	—
Mortgage loans payable	30,748,000	30,748,000
Junior subordinated debentures	40,000,000	40,000,000
Total debt	$354,937,000	$320,748,000
Noncontrolling interest	1,476,000	3,333,000
Total Capitalization	$1,284,122,585	$989,838,842
Less: cash and cash equivalents	(86,494,000)	(115,926,000)
Total Enterprise Value	$1,197,628,585	$873,912,842
Warrants outstanding (6)	5,934,144	6,435,644

(1) In July 2012, the Company issued 8.6 million shares of common stock to institutional investors resulting in gross proceeds of $112.1 million.
(2) $100 million of Series A mandatory convertible preferred with a mandatory conversion date of May 19, 2015 and a conversion rate of $12.41 per share.
(3) $32.5 million of Series B mandatory convertible preferred with a mandatory conversion date of November 3, 2018 and a conversion rate of $10.70 per share.
(4) Represents principal balance of senior notes.
(5) Represents line of credit balance which was fully paid off subsequent to June 30, 2012.
(6) The warrants carry an exercise price of $12.50 and expire on November 14, 2014.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account Detail
(in millions)

	6/30/2012	December 31, 2011
Investment in joint ventures	$360.8	$343.4
Real estate	112.8	115.9
Mortgage debt	(30.7)	(30.7)
Notes receivable	51.5	41.2
Loan pool participations	121.3	90.0
Marketable securities	10.3	23.0
Total	$626.0	$582.8

Investment Account Detail at June 30, 2012

	Multifamily	Loans Secured by Real Estate	Commercial	Residential	Other	Total
Western U.S.	$128.7	$153.0	$53.5	$80.4	$—	$415.6
Japan	105.2	—	9.0	—	—	114.2
United Kingdom and Ireland	15.5	62.3	—	—	10.3	88.1
Other	0.4	—	2.2	0.2	5.3	8.1
Total	$249.8	$215.3	$64.7	$80.6	$15.6	$626.0

Investment Account Detail at December 31, 2011

	Multifamily	Loans Secured by Real Estate	Commercial	Residential	Other	Total
Western U.S.	$131.3	$106.5	$52.3	$78.4	$—	$368.5
Japan	112.1	—	9.3	—	—	121.4
United Kingdom and Ireland	—	60.0	—	—	23.0	83.0
Other	0.2	4.8	0.7	0.1	4.1	9.9
Total	$243.6	$171.3	$62.3	$78.5	$27.1	$582.8

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Multifamily
($ in millions)

				Net Operating Income (NOI)
	# of Properties	# of Units	Occupancy (1)	QTD Annualized (2)	Debt (3)	Pre-Promote Ownership%	Book Equity (1)
Western U.S.	29	11,118	93.7%	$98.6	$1,180.1	28.6%	$128.7
Japan (4)	50	2,410	92.9	30.3	334.4	40.9	105.2
United Kingdom and Ireland (4)	1	210	98.0	2.9	—	30.0	15.5
Other	3	376	82.4	1.1	5.8	9.3	0.4
Total	83	14,114	93.3%	$132.9	$1,520.3	31.3%	$249.8

(1) As of June 30, 2012.
(2) Represents current quarter NOI on an annualized basis.
(3) Debt represents 100% debt balance against properties as of June 30, 2012.
(4) Estimated foreign exchange rates are ¥80 = $1 USD, £0.63 = $1 USD and €0.80 = $1 USD, related to NOI and debt.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Loan Purchases and Originations
($ in millions)

Loan Purchases

	# of Loans (1)	Initial UPB (2)	# of Unresolved Loans	Total Resolutions	Current UPB	Pre-Promote KW Share of Current UPB (net of venture-level debt)	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	103	$577.1	33	$352.9	$218.6	$81.3	$19.7	40.8%	$67.8
United Kingdom and Ireland (4)	58	2,074.7	41	689.6	1,385.1	90.8	164.6	12.5	62.3
Total	161	$2,651.8	74	$1,042.5	$1,603.7	$172.1	$184.3	16.4%	$130.1

Loan Originations

	# of Loans	Current UPB	WAV Interest Rate	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	8	$85.2	12.4%	$—	100.0%	$85.2
Total	8	$85.2	12.4%	$—	100.0%	$85.2

(1) Represents total number of loans at initial acquisition of respective pools.
(2) Unpaid Principal Balance.
(3) Venture-level debt represents 100% debt balance against loans as of June 30, 2012.
(4) Estimated foreign exchange rate is £0.63 = $1 USD. KW owns a 50% interest in an entity which in turn owns 25% of the loan pool. The entity has debt of $164.6 million as of June 30, 2012.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Commercial
($ in millions)

				Net Operating Income (NOI)
	# of Properties	Total Sq. Ft.	Occupancy (1)	QTD Annualized (2)	Debt (3)	Pre-Promote Ownership%	Book Equity (1)
Western U.S.	15	2,795,487	79.2%	$30.8	$358.1	37.2%	$53.5
Japan (4)	1	9,633	100.0	0.5	—	78.2	9.0
Other	4	478,450	72.3	2.6	26.4	17.7	2.2
Total	20	3,283,570	78.3%	$33.9	$384.5	36.3%	$64.7

(1) As of June 30, 2012.
(2) Represents current quarter NOI on an annualized basis.
(3) Debt represents 100% debt balance against properties as of June 30, 2012, excluding $45.4 million of partner loans.
(4) Estimated foreign exchange rate is ¥80 = $1 USD related to NOI.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Residential and Other
($ in millions)

Residential

	# of Investments	Total Units	Total Acres	Finished Lots	Pre-Promote Ownership%	KW Book Equity (1)
Western U.S.	12	4	3,243	365	72.0%	$80.4
Other	1	—	50	—	3.8	0.2
Total	13	4	3,293	365	71.8%	$80.6

Other

	# of Investments	Pre-Promote Ownership%	KW Book Equity (1)
United Kingdom and Ireland	1	100.0%	$10.3
Other	4	100.0	5.3
Total	5	100.0%	$15.6

(1) As of June 30, 2012.

Kennedy-Wilson Holdings, Inc.
Debt Schedule
($ in millions)

	Consolidated Debt				Unconsolidated Asset Level Debt		Total Consolidated Debt + KW Share of Unconsolidated Asset Level Debt
Maturity	Unsecured Corporate Debt		Asset Level Debt	Total	Total	KW Share		Amount Due at Maturity Date (1)
2012	$—		$—	$—	$132.9	$44.1	$44.1	$41.9
2013	—		4.4	4.4	123.7	53.7	58.1	46.3
2014	—		0.2	0.2	300.9	97.2	97.4	58.0
2015	34.2	(2)	0.3	34.5	188.6	54.7	89.2	70.7
2016	—		12.2	12.2	346.0	139.5	151.7	109.0
2017	—		0.3	0.3	390.7	143.7	144.0	139.8
2018	—		13.3	13.3	226.8	40.5	53.8	50.5
2019	250.0	(3)	—	250.0	91.5	27.9	277.9	275.6
2020	—		—	—	100.7	28.0	28.0	26.1
Thereafter	40.0		—	40.0	156.7	41.9	81.9	80.9
Total	$324.2		$30.7	$354.9	$2,058.5	$671.2	$1,026.1	$898.8

(1) Maturity dates do not reflect extension options.
(2) Represents line of credit balance which was fully paid off subsequent to June 30, 2012.
(3) Represents principal balance of senior notes.

Weighted average interest rate (KW Share): 5.4%

Weighted average remaining maturity in years (KW Share): 5.6 years